EXHIBIT 32.2

SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

I, M. Michael Owens, Chief Financial Officer of United States Lime & Minerals, Inc. (the “Company”), hereby certify that, to my knowledge:

(1)                                 The Company’s periodic report on Form 10-Q for the quarterly period ended June 30, 2015 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2015	/s/ M. Michael Owens
M. Michael Owens
Vice President and Chief Financial Officer